Filed pursuant to Rule 497(e)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG Managers Amundi Short Duration Government Fund

(formerly AMG Managers Short Duration Government Fund)

AMG Managers Amundi Intermediate Government Fund

(formerly AMG Managers Intermediate Duration Government Fund)

Supplement dated January 2, 2018 to the Prospectus and Statement of Additional Information,

each dated May 1, 2017

The following information supplements and supersedes any information to the contrary relating to AMG Managers Amundi Short Duration Government Fund and AMG Managers Amundi Intermediate Government Fund, each a series of AMG Funds II (each, a “Fund” and collectively, the “Funds”), contained in the Funds’ Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”), dated as noted above.

Effective as of January 1, 2018, Amundi Smith Breeden LLC (“Amundi Smith Breeden”), the subadviser to the Funds and an indirect wholly-owned subsidiary of Amundi, S.A., merged with and into Amundi S.A.’s indirect wholly-owned subsidiary, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM”), with APIAM becoming the subadviser to the Funds.

APIAM is a direct wholly-owned subsidiary of Amundi Pioneer Asset Management USA, Inc., which is a direct wholly-owned subsidiary of Amundi USA, Inc., and an indirect wholly-owned subsidiary of Amundi, S.A. APIAM is a registered investment adviser that manages assets for a wide range of institutional investors globally. As of September 30, 2017, APIAM and its U.S. affiliates had over $88 billion in assets under management. APIAM has discretion, subject to oversight by the Board of Trustees of AMG Funds II and AMG Funds LLC, the Funds’ investment manager, to purchase and sell portfolio assets, consistent with the Funds’ investment objectives, policies and restrictions. APIAM is located at 60 State Street, Boston, Massachusetts 02109-1820 and 280 South Mangum Street. Durham, NC 27701-3677.

Timothy J. Cunneen, a portfolio manager of AMG Managers Amundi Short Duration Government Fund, Daniel C. Dektar, a portfolio manager of the Funds, and Daniel R. Adler, a portfolio manager of AMG Managers Amundi Intermediate Government Fund, serve as Senior Mortgage Strategist of APIAM, Director of Liquid Markets of APIAM, and Director of Securitized Assets of APIAM, respectively.

All references in the Prospectus and SAI to Amundi Smith Breeden or the Funds’ subadviser shall mean APIAM, all information about the Funds’ subadviser shall be amended to reflect the description above, and all references to the portfolio managers’ positions with the Funds’ subadviser shall refer to the titles above.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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